Matisse Funds
Each a series of the
Starboard Investment Trust

PROSPECTUS
August 1, 2021

This prospectus contains information about the Matisse Funds that you should know before investing. You should read this prospectus carefully, before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor Deschutes Portfolio Strategy, LLC dba Matisse Capital 4949 Meadows Road, Suite 200 Lake Oswego, OR 97035
Matisse Discounted Closed-End Fund Strategy Institutional Class Shares MDCEX
Matisse Discounted Bond CEF Strategy Institutional Class Shares MDFIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Fund Summaries	2
Matisse Discounted Closed-End Fund Strategy	2
Matisse Discounted Bond CEF Strategy	11
Important Additional Information	20
Purchase and Sale of Fund Shares	20
Tax Information	20
Payments to Broker-Dealers and Other Financial Intermediaries	20
Additional Information about the Funds’ Investment Objectives, Principal Investment Strategies, and Risks	21
Investment Objectives	21
Principal Investment Strategies for the Funds	21
Matisse Discounted Closed-End Fund Strategy	21
Matisse Discounted Bond CEF Strategy	23
Principal Risks of Investing in the Funds	24
Disclosure of Portfolio Holdings	33
Temporary Defensive Positions	33
Management of the Funds	34
Investment Advisor	34
Distributor	35
Investing in the Funds	36
Purchase and Redemption Price	36
Buying or Selling Shares Through a Financial Intermediary	37
Purchasing Shares	37
Redeeming Shares	39
Frequent Purchases and Redemptions	42
Shareholder Statements and Reports	43
Other Important Information	44
Dividends, Distributions, and Taxes	44
Financial Highlights	45
Additional Information	Back Cover

SUMMARY
MATISSE DISCOUNTED CLOSED-END FUND STRATEGY
INVESTMENT OBJECTIVE
The Matisse Discounted Closed-End Fund Strategy (the “Fund”) seeks long-term capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.99%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.22%
Interest Expense on Borrowings[1]	0.02%
Acquired Fund Fees and Expenses[2]	1.76%
Total Annual Fund Operating Expenses	2.99%
1. Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund.
2. “Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, once available, because the financial statements include only the direct operating expenses incurred by the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$302	$924	$1,572	$3,308
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2021, the Fund’s portfolio turnover rate was 42.63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a “fund of funds” that seeks to achieve its investment objectives principally through investments in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values. The Advisor believes this approach is capable of generating capital appreciation and income.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in discounted closed-end funds.  For purposes of this policy, a closed-end fund is considered discounted when, in the Advisor’s determination, the fund’s market value is less than the value of its underlying portfolio. In addition, the closed-end funds may be domestic or foreign for purposes of this policy.
Closed-end funds are investment companies that, unlike an open-end mutual fund, do not typically issue redeemable shares.  Instead, a fixed number of shares trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market.  The shares of closed-end funds frequently trade at either a premium or discount relative to their underlying net asset values. The Fund will invest in closed-end funds that are trading at substantial discounts relative to the underlying net asset values and that the Advisor feels are best positioned to narrow the spread between the underlying net asset value of the fund and the share price.  A closed-end fund is considered to be trading at a substantial discount when, in the Advisor’s determination, the fund’s market value is significantly less than the value of its underlying portfolio. The Advisor believes that these investments will allow the Fund to profit from the capital appreciation achieved when such spreads decrease and the market prices of the shares move closer to the net asset values, as well as from the capital appreciation achieved when general market conditions increase share prices, and the income generated from closed-end fund distributions.
The Advisor intends to construct a diversified portfolio that generates regular cash income.  Under normal market conditions, the Fund’s portfolio will hold shares of approximately 30 to 90 unaffiliated closed-end funds, along with cash, cash equivalents, and other types of securities in which the Fund may make limited investments.  The closed-end funds in which the Fund invests may hold either equity securities or fixed income securities.  In addition, the closed-end funds: may invest in foreign securities and American Depository Receipts (ADRs); may invest in derivative instruments; and may utilize leverage to acquire their underlying portfolio investments.

In selecting closed-end funds for the portfolio, the Advisor utilizes a proprietary research process that attempts to forecast whether the market discount on a closed-end fund will increase or decrease. The process incorporates quantitative information about the fund’s discount, dividends, management, expenses, portfolio, liquidity, and historical pricing.  An analysis based on the same process determines when a closed-end fund should be sold.
The Fund’s direct investments may be in both domestic and foreign securities. (The Advisor deems a security to be foreign if a U.S. market is not the principal trading market.)  Foreign securities held by the Fund will principally be closed-end funds listed and traded in Canada and the United Kingdom. Such investments will be selected for investment and sold using the same proprietary research process for domestic closed-end funds, although with adjustments for local practices and regulations.  Investments in foreign securities may be made directly in foreign markets, including emerging markets, as well as indirectly through other investment companies and ADRs. To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs organized independently of the issuers.
Based upon the Advisor’s view of available investment opportunities, as well as for cash management purposes, the Fund’s portfolio will also include cash and cash equivalents that provide a temporary pool of liquidity for future investments, redemptions, and other Fund expenses. Under normal circumstances, the Fund may hold up to 20% of net assets, plus borrowings for investment purposes, in cash and cash equivalents. This portion of the Fund’s portfolio will principally be invested in money market mutual funds.
To take advantage of opportunities to invest, the Fund may borrow money for investment purposes (leverage).  Any borrowing by the Fund will be subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), and relevant interpretive positions of the staff of the Securities and Exchange Commission (the “SEC”), which presently allow the Fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies.  First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

Fund of Funds Risk.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.
Control of Portfolio Funds Risk.  Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund.  The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Fixed Income Securities Risk.  When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. Fluctuations in the value of equity securities held by the Portfolio Funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.

Foreign Securities Risk.  The Fund may invest in foreign securities.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
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ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk.  The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing.  Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price.  The Fund will also incur borrowing costs in connection with its use of leverage.  If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund.  Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk.  The Fund may invest in money market mutual funds in order to manage its cash component.  An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Portfolio Turnover Risk.  The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the performance from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://fundinfopages.com/MDCEX.

Institutional Class Shares
Calendar Year Returns
During the periods shown in the bar chart above, the Fund’s highest quarterly return was 19.86% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -37.13% (quarter ended March 31, 2020). The Fund’s year-to-date return as of June 30, 2021, was 20.43%.
Average Annual Total Returns
Periods Ended December 31, 2020 (returns with maximum sales charge)	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-6.15% -9.70% -7.60%	8.47% 5.72% 5.53%	6.10% 3.19% 3.37%
S&P 500 Total Return Index	18.40%	15.22%	15.05%
S-Network Composite Closed-End Fund Total Return Index	4.77%	9.44%	6.89%
S&P Target Risk Moderate Index	10.22%	7.78%	6.63%
MSCI EAFE Total Return Index	8.52%	7.59%	7.19%
Barclays U.S. Aggregated Total Return Bond Index	7.51%	4.44%	3.23%
*The Institutional Class Shares commenced operations on October 31, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. The Fund’s investment advisor is Deschutes Portfolio Strategy, LLC, dba Matisse Capital.
Portfolio Managers.  The Fund’s portfolio is managed on a day-to-day basis by Bryn Torkelson, founder and chief investment officer of the Advisor, and Eric Boughton, CFA, analyst of the Advisor, who have each served as a portfolio manager since the Fund’s inception in October 2012.

MATISSE DISCOUNTED BOND CEF STRATEGY
INVESTMENT OBJECTIVE
The Matisse Discounted Bond CEF Strategy (the “Fund”) seeks total return with an emphasis on providing current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	1.29%
Interest Expense on Borrowings[1]	0.01%
Acquired Fund Fees and Expenses[2]	2.43%
Total Annual Fund Operating Expenses	4.43%
Fee Waiver and/or Expense Reimbursement[3]	(1.00%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.43%
1. Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund.
2. “Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, once available, because the financial statements include on the direct operating expenses incurred by the Fund.
3. The Fund’s investment advisor, Deschutes Portfolio Strategy, LLC dba Matisse Capital (the “Advisor”), has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement  is in effect through July 31, 2022, unless earlier terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  The Example includes the Fund’s contractual expense limitation through July 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$346	$1,251	$2,166	$4,501
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended March 31, 2021, the Fund’s portfolio turnover rate was 37.27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a “fund of funds” that seeks to achieve its investment objective principally through investments in unaffiliated closed-end funds (the “Portfolio Funds”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio Funds invest primarily in bonds, pay regular periodic cash distributions, and trade at substantial discounts relative to the underlying net asset values (“NAVs”). The Advisor believes this approach is capable of generating high total return and attractive income relative to many other fixed income investments.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted Portfolio Funds that primarily invest in bonds.  For purposes of this policy, a Portfolio Fund is considered discounted when, in the Advisor's determination, the Portfolio Fund’s market value is less than the value of its underlying portfolio, and a Portfolio Fund is considered to invest primarily in bonds when, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, are invested in bonds. This policy may be changed without shareholder approval upon 60-days' prior notice to shareholders.

The Advisor intends to construct a diversified portfolio that generates regular income.  Under normal market conditions, the Fund's portfolio will hold shares of approximately 30 to 90 Portfolio Funds, along with cash, cash equivalents, and other types of securities in which the Fund may make limited investments.  Each Portfolio Fund will hold primarily bonds. The bonds held by the Portfolio Funds may be below investment grade (also known as “junk” bonds) but will be rated B or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc., or Fitch, Inc. and may be of any maturity or duration. There is no limit to the amount of the Fund’s assets that may be invested in below investment grade bonds through its investments in Portfolio Funds. While the Advisor generally expects a majority of the Fund’s assets to be invested in investment grade bonds (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc., or Fitch, Inc.), when discounts are attractive, up to two-thirds of the portfolio may be invested in below-investment grade bonds through its investments in Portfolio Funds. In addition, the Portfolio Funds will invest in loans, preferred securities, convertible securities, foreign income securities, and derivative instruments for both investment and hedging purposes, and will utilize leverage to acquire their underlying portfolio investments.
In selecting Portfolio Funds for the portfolio, the Advisor utilizes a proprietary research process that attempts to forecast whether the market discount on a closed-end fund will increase or decrease. The process incorporates quantitative information about each Portfolio Fund’s discount, dividends, management, expenses, portfolio, liquidity, and historical pricing.  If the market discount is predicted, in the next 3 to 12 months, to decrease for a closed-end fund, the Fund typically purchases or increases its position in the security. If the market discount is predicted, in the next 3 to 12 months, to increase for a Portfolio Fund, the Fund typically sells or reduces its position in the security.
The Fund's direct investments will be exclusively in US-traded and US-registered securities; however, the Portfolio Funds will own foreign-registered and foreign-traded securities.
Under normal circumstances, the Fund may hold up to 20% of its net assets in cash or cash equivalents. Cash equivalents, which can include money market funds, are instruments or investments of such high liquidity and safety that they are considered almost as safe as cash. Based upon the Advisor's view of available investment opportunities, as well as for cash management purposes, the Fund's portfolio will include cash and cash equivalents that provide a temporary pool of liquidity for future investments, redemptions, and other Fund expenses.  The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objectives.  An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following describes the risks the Fund bears directly or indirectly through investments in Portfolio Funds.

Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's NAV and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.
Fund of Funds Risk.  The Fund is a "fund of funds."  The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds.  Investments in other funds subject the Fund to additional operating and management fees and expenses.  For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses.  The Fund's performance depends in part upon the performance of the funds' investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.
Control of Portfolio Funds Risk.  Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund's investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Fixed Income Securities Risk.  When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Portfolio Funds, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Portfolio Funds may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.
Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.
Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a Portfolio Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.
Prepayment Risk. During periods of declining interest rates, prepayment of debt securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Portfolio Funds may have to reinvest at a lower interest rate.
Derivatives Risk.  The Fund may invest indirectly in derivatives through its investments in shares of the Portfolio Funds. The Portfolio Funds may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.
Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities described below.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. Fluctuations in the value of equity securities held by the Portfolio Funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.

o   Preferred Stock Risks. Generally, preferred stockholders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued) and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer will default and fail to make scheduled dividend payments on the preferred stock held by the Portfolio Funds.
Foreign Securities Risk.  The Fund may invest indirectly in foreign securities through its investments in shares of Portfolio Funds.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk.  Although the Fund will not itself employ leverage, the Portfolio Funds will often employ leverage, subject to investment company limits set forth by the U.S. Securities and Exchange Commission (the “SEC”).  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Limited History of Operations Risk. The Fund is newly formed and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk.  The Fund may invest in money market mutual funds in order to manage its cash component.  An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund's investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Portfolio Turnover Risk.  The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863.  Interim information on the Fund’s results can be obtained by visiting www.ncfunds.com/fundsearch/127.

MANAGEMENT OF THE FUND
Investment Advisor. The Fund’s investment advisor is Deschutes Portfolio Strategy, LLC, dba Matisse Capital.
Portfolio Managers.  The Fund’s portfolio is managed on a day-to-day basis by Bryn Torkelson and Eric Boughton, CFA, who have served as portfolio managers of the Fund since its inception in April 2020.  Mr. Torkelson is the founder and Chief Investment Officer of the Advisor.  Mr. Boughton serves as a Portfolio Manager and Analyst of the Advisor.
For more information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 18 of the Prospectus.

IMPORTANT ADDITIONAL INFORMATION
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimums may be waived or reduced in some cases.
The Funds’ shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Funds by mail, facsimile, telephone, and bank wire. Purchase and redemption orders by mail should be sent to the Matisse Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Purchase or redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.
PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds, and their related companies, may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT
OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
INVESTMENT OBJECTIVES
The investment objective for each Fund is listed in the table below. These investment objectives are not fundamental policies and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective takes place. There is no guarantee that the Funds will achieve its investment objective.
The Matisse Discounted Closed-End Fund Strategy’s investment policy to invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in discounted closed-end funds may be changed without shareholder approval upon 60-days’ prior notice to shareholders. The Matisse Discounted Bond CEF Strategy’s investment policy to invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in discounted unaffiliated closed-end funds that primarily invest in bonds may be changed without shareholder approval upon 60-days’ prior notice to shareholders,
Fund	Investment Objective
Matisse Discounted Closed-End Fund Strategy	Long-term capital appreciation and income.
Matisse Discounted Bond CEF Strategy	Total return with an emphasis on providing current income.

PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Matisse Discounted Closed-End Fund Strategy
The Fund is a “fund of funds” that seeks to achieve its investment objectives principally through investments in unaffiliated closed-end funds which pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values. The Fund’s Advisor believes this approach is capable of generating capital appreciation and income.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in discounted closed-end funds.  For purposes of this policy, a closed-end fund is considered discounted when, in the Advisor’s determination, the fund’s market value is less than the value of its underlying portfolio.  In addition, the closed-end funds may be domestic or foreign for purposes of this policy.
Closed-end funds are investment companies that, unlike an open-end mutual fund, do not typically issue redeemable shares.  Instead, a fixed number of shares trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market.  The shares of closed-end funds frequently trade at either a premium or discount relative to their underlying net asset values.  The Fund will invest in closed-end funds that are trading at substantial discounts relative to the underlying net asset values and that the Advisor feels are best positioned to narrow the spread between the underlying net asset value of the fund and the share price.  A closed-end fund is considered to be trading at a substantial discount when, in the Advisor’s determination, the fund’s market value is significantly less than the value of its underlying portfolio.  The Advisor believes that these investments will allow the Fund to profit from the capital appreciation achieved when such spreads decrease and the market prices of the shares move closer to the net asset values, as well as from the capital appreciation achieved when general market conditions increase share prices, and the income generated from closed-end fund distributions.

The Advisor intends to construct a diversified portfolio that generates regular cash income.  Under normal market conditions, the Fund’s portfolio will hold shares of approximately 30 to 90 unaffiliated closed-end funds, along with cash, cash equivalents, and other types of securities in which the Fund may make limited investments.  The closed-end funds in which the Fund invests may hold either equity securities or fixed income securities.  In addition, the closed-end funds may invest in foreign securities and American Depository Receipts (ADRs); may invest in derivative instruments; and may utilize leverage to acquire their underlying portfolio investments.
In selecting closed-end funds for the portfolio, the Advisor utilizes a proprietary research process that attempts to forecast whether the market discount on a closed-end fund will increase or decrease.  The process incorporates quantitative information about the fund’s discount, dividends, management, expenses, portfolio, liquidity, and historical pricing.  An analysis based on the same process determines when a closed-end fund should be sold.
The Fund’s direct investments may be in both domestic and foreign securities.  (The Advisor deems a security to be foreign if a U.S. market is not the principal trading market.)  Foreign securities held by the Fund will principally be closed-end funds listed and traded in Canada and the United Kingdom.  Such investments will be selected for investment and sold using the same proprietary research process for domestic closed-end funds, although with adjustments for local practices and regulations.  Investments in foreign securities may be made directly in foreign markets, including emerging markets, as well as indirectly through other investment companies and ADRs.  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs organized independently of the issuers.
Based upon the Advisor’s view of available investment opportunities, as well as for cash management purposes, the Fund’s portfolio will also include cash and cash equivalents that provide a temporary pool of liquidity for future investments, redemptions, and other Fund expenses.  Under normal circumstances, the Fund may hold up to 20% of net assets, plus borrowings for investment purposes, in cash and cash equivalents.  This portion of the Fund’s portfolio will principally be invested in money market mutual funds.
To take advantage of opportunities to invest, the Fund may borrow money for investment purposes (leverage).  Any borrowing by the Fund will be subject to the limitations set forth in the 1940 Act and relevant interpretive positions of the staff of the SEC, which presently allow the Fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

Matisse Discounted Bond CEF Strategy
The Fund’s principal investment strategies are discussed in the “Summary” section. The Fund’s principal investment strategies may be changed by the Fund’s Board without shareholder approval unless otherwise noted in this prospectus or the Fund’s Statement of Additional Information.
The Fund is a “fund of funds” that seeks to achieve its investment objective principally through investments in Portfolio Funds that are registered under the 1940 Act. The Portfolio Funds invest primarily in bonds; pay regular periodic cash distributions; and trade at substantial discounts relative to the underlying NAVs. The Advisor believes this approach is capable of generating high total return and attractive income relative to many other fixed income investments.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted Portfolio Funds that primarily invest in bonds. For purposes of this policy, a Portfolio Fund is considered discounted when, in the Advisor’s determination, the Portfolio Fund’s market value is less than the value of its underlying portfolio and a Portfolio Fund is considered to invest primarily in bonds when, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, are invested in bonds. This policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.
Closed-end funds are investment companies that, unlike an open-end mutual fund, do not typically issue redeemable shares.  Instead, a fixed number of shares trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market. The shares of closed-end funds frequently trade at either a premium or discount relative to their underlying NAVs. The Advisor believes that these investments will allow the Fund to profit from the capital appreciation achieved when such spreads decrease and the market prices of the shares move closer to the such fund’s NAVs, as well as from the capital appreciation achieved when general market conditions increase share prices, and from the income generated from closed-end fund distributions.
The Advisor intends to construct a diversified portfolio that generates regular income. Under normal market conditions, the Fund’s portfolio will hold shares of approximately 30 to 90 Portfolio Funds, along with cash, cash equivalents, and other types of securities in which the Fund may make limited investments. Each Portfolio Fund will hold primarily bonds. The bonds held by the Portfolio Funds may be below investment grade (also known as “junk” bonds) but will be rated B or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc., or Fitch, Inc., and may be of any maturity or duration. There is no limit to the amount of the Fund’s assets that may be invested in below investment grade bonds through its investments in Portfolio Funds. While the Advisor generally expects a majority of the Fund’s assets to be invested in investment grade bonds (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc., or Fitch, Inc.), when discounts are attractive, up to two-thirds of the portfolio may be invested in below-investment grade bonds through its investments in Portfolio Funds. In addition, the Portfolio Funds will invest in loans, equity securities (preferred and convertible securities), fixed-income securities, foreign income securities, and derivative instruments for both investment and hedging purposes, and will utilize leverage to acquire their underlying portfolio investments.

In selecting Portfolio Funds for the portfolio, the Advisor utilizes a proprietary research process that attempts to forecast whether the market discount on a closed-end fund will increase or decrease. The process incorporates quantitative information about each Portfolio Fund’s discount, dividends, management, expenses, portfolio, liquidity, and historical pricing.  If the market discount is predicted, in the next 3 to 12 months, to decrease for a closed-end fund, the Fund typically purchases or increases its position in the security. If the market discount is predicted, in the next 3 to 12 months, to increase for a Portfolio Fund, the Fund typically sells or reduces its position in the security.
The Fund’s direct investments will be exclusively in U.S.-traded and U.S.-registered securities; however, the Portfolio Funds will own foreign-registered and foreign-traded securities.
Under normal circumstances, the Fund may hold up to 20% of its net assets in cash or cash equivalents. Cash equivalents, which can include money market funds, are instruments or investments of such high liquidity and safety that they are considered almost as safe as cash. Based upon the Advisor’s view of available investment opportunities, as well as for cash management purposes, the Fund’s portfolio will also include cash and cash equivalents that provide a temporary pool of liquidity for future investments, redemptions, and other Fund expenses. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.
PRINCIPAL RISKS OF INVESTING IN THE FUNDS
The loss of your money is a principal risk of investing in the Funds.  Investments in the Funds are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Funds will be successful in meeting its investment objective.  Generally, the Funds will be subject to the following principal risks:
	Matisse Discounted Closed- End Fund Strategy	Matisse Discounted Bond CEF Strategy
Closed-End Fund Risk	X	X
Control of Portfolio Funds Risk	X	X
Convertible Securities Risk		X
COVID-19 and Other Infectious Illnesses Risk	X	X
Credit Risk		X
Cybersecurity Risk	X	X
Derivatives Risk		X

	Matisse Discounted Closed- End Fund Strategy	Matisse Discounted Bond CEF Strategy
Equity Securities Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Securities Risk	X	X
Fund of Funds Risk	X	X
General Investment Risks	X	X
Interest Rate Risk		X
Investment Advisor Risk	X	X
Junk Bond Risk		X
Leverage Risk	X	X
Limited History of Operations Risk		X
Loans Risk	X	X
Management Style Risk	X	X
Market Risk	X	X
Money Market Mutual Fund Risk	X	X
Portfolio Turnover Risk	X	X
Prepayment Risk		X
Quantitative Model Risk	X	X

Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

Control of Portfolio Funds Risk.  Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund.  The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The risks of fixed income securities and equity securities are described below. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.
COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Portfolio Fund will lose money. Many fixed income securities receive credit ratings from NRSROs, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk.  The Portfolio Funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  The Portfolio Funds’ use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Portfolio Funds’ investment advisor and may not be available at the time or price desired. The Portfolio Funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Portfolio Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Portfolio Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Portfolio Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Portfolio Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

When a Portfolio Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Portfolio Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment.
The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Portfolio Fund’s derivatives transactions and cause a Portfolio Fund to lose value. For instance, in December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies. If adopted as proposed, these regulations could significantly limit or impact a Portfolio Fund’s ability to invest in derivatives and other instruments, limit a Portfolio Fund’s ability to employ certain strategies that use derivatives, and adversely affect a Portfolio Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.
Equity Securities Risk. Fluctuations in the value of equity securities will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.
o   Preferred Stock Risks. Generally, preferred stockholders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued) and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer will default and fail to make scheduled dividend payments on the preferred stock held by the Portfolio Funds.
Fixed-Income Securities Risk.  Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment).  These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  When the Portfolio Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Foreign Securities Risk.  The Fund may invest in foreign securities.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
o
ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Fund of Funds Risk.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds.  Investments in other funds subject the Fund to additional operating and management fees and expenses.  For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, the Fund's share price may decrease, and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Portfolio Fund's ability to sell its bonds (liquidity risk).  The lack of a liquid market for these bonds could decrease the Fund's share price.
Leverage Risk.  The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing.  Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price.  The Fund will also incur borrowing costs in connection with its use of leverage.  If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund.  Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default and/or bankruptcy. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a collateralized loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk.  The Fund may invest in money market mutual funds in order to manage its cash component.  An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund and those expenses may adversely affect the Fund’s performance.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be greater than 100%.
Prepayment Risk.  Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value. The prepayment of principal can adversely affect the return of the Portfolio Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS FOR MATISSE DISCOUNTED BOND CEF STRATEGY
An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.
U.S. Government Securities.  Closed-end funds owned by the Fund may invest in U.S. Government securities, defined to be (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities.  While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.
Debentures.  A debenture is long-term, unsecured debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer's assets after the secured creditors have been paid.  A closed-end fund owned by the Fund may invest in all types of debentures, including corporate and government debentures.

DISCLOSURE OF PORTFOLIO HOLDINGS
A full description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Addition Information.

TEMPORARY DEFENSIVE POSITIONS
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Funds may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISOR
The Funds’ investment advisor is Deschutes Portfolio Strategy, LLC, dba Matisse Capital, located at 4949 Meadows Road, Suite 200, Lake Oswego, Oregon 97035. In addition to the Funds and another series of the Trust, the Advisor also provides investment advice to individuals through managed accounts, as well as corporate retirement plans, endowments, foundations and family offices. As of March 31, 2021, the Advisor had approximately $1.6 billion in assets under management. Pursuant to the investment advisory agreements with the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Funds.
Advisor Compensation.  As full compensation for the investment advisory services provided to each Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rates set forth below. For the fiscal year ended March 31, 2021, the Advisor earned advisory fees after waivers and reimbursements in the amounts set forth below.
Fund	Management Fee	Net Advisory Fee
Matisse Discounted Closed-End Fund Strategy	0.99%	0.99%
Matisse Discounted Bond CEF Strategy	0.70%	0.00%

Expense Limitation Agreement.  In the interest of limiting expenses of the Funds, the Advisor has entered into the Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its management fees and to assume other expenses so that the total annual operating expenses of the Funds (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than the amounts set forth in the table below of the average daily net assets of the Funds. Net annual operating expenses for the Funds may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through July 31, 2022 and may be terminated by the Board at any time. The Advisor cannot recoup from the Funds any amounts paid by the Advisor under the Expense Limitation Agreement.
Operating Expense Limit
Fund	Expense Cap
Matisse Discounted Closed-End Fund Strategy	1.25%

Operating Expense Limit
Fund	Expense Cap
Matisse Discounted Bond CEF Strategy	0.99%
Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees’ basis for approving the investment advisory contract for the Funds can be found in the Funds’ semi-annual report to shareholders for the period ended September 30, 2020. You may obtain a copy of the annual and semi-annual reports, free of charge, upon request to the Funds.
Portfolio Managers. The Funds’ portfolio is managed on a day-to-day basis by Bryn Torkelson and Eric Boughton, CFA.
Mr. Torkelson is the founder and has been the chief investment officer of the Advisor since 2010.  He has been in the investment business since 1981. He began his career with Smith Barney, and founded the Advisor’s predecessor, Deschutes Investment Advisors, Inc., in 1997, and the Advisor in 2010.  Mr. Torkelson received a Bachelor of Science in Finance from the University of Oregon.
Mr. Boughton has served as a portfolio manager and analyst and has been with the Advisor since 2010. He provides analytical investment support to the firm and direct portfolio management to separately managed accounts. Mr. Boughton received a Bachelor of Science in Mathematics, Applied Analysis, from the University of Houston, College of Natural Science & Mathematics.
The Funds’ Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Funds.
DISTRIBUTOR
Capital Investment Group, Inc. (“Distributor”), is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares.  The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

INVESTING IN THE FUNDS

PURCHASE AND REDEMPTION PRICE
Determining the Funds’ Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received by the Funds or their designated agent in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  A Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when that Fund does not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  A Fund’s NAV per share is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.
The pricing and valuation of portfolio securities is determined in good faith by a valuation committee in accordance with the Funds’ policies and procedures established by, and under the direction of, the Board.  In determining the value of the Funds’ total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board.  Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.
Pursuant to the policies adopted by the Board, the Advisor consults with the Funds’ administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board (or the Funds’ valuation committee) when it believes that fair value pricing is required for a particular security.  The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of the Funds may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures.  To the extent the Funds invest in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV calculations are based upon the NAV reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Funds.
BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE close will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.
PURCHASING SHARES
You may purchase shares of the Funds on any day on which the NYSE is open for trading. Purchases can be made from the Funds by mail, facsimile, telephone or bank wire. In addition, brokers that are authorized designees of the Funds may receive purchase and redemption orders on behalf of the Funds.  These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such orders will be deemed to have been received by the Funds when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Funds, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Funds reserve the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Funds and its administrator and transfer agent.  The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the Funds, to:

Regular Mail	Overnight Mail
Matisse Funds [Fund Name] c/o Nottingham Shareholder Services Post Office Box 4365 Rocky Mount, N.C. 27803-0365	Matisse Funds [Fund Name] c/o Nottingham Shareholder Services 116 South Franklin Street Rocky Mount, N.C. 27804

The application must contain your social security number or taxpayer identification number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV. The minimum additional investment is $100. Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.
Share Certificates.  The Funds do not issue share certificates. Evidence of ownership of shares is provided through entry in the Funds’ share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information that enables the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information.  In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Funds close an investor’s account because the Funds could not verify the investor’s identity, the Funds will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.
REDEEMING SHARES
You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Funds may also suspend redemptions, if permitted by the 1940 Act; (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Funds’ disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders

Mail Redemptions.  Mail redemption requests should be addressed to:
Regular Mail	Overnight Mail
Matisse Funds [Fund Name] c/o Nottingham Shareholder Services Post Office Box 4365 Rocky Mount, N.C. 27803-0365	Matisse Funds [Fund Name] c/o Nottingham Shareholder Services 116 South Franklin Street Rocky Mount, N.C. 27804

Mail redemption requests should include the following:
(1)
Your letter of instruction specifying the account number, class of shares, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
Telephone and Bank Wire Redemptions.  Unless you decline the telephonic transaction privileges on your account application, you may redeem shares of the Funds by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1) Name of Fund;
(2) Shareholder name and account number;
(3) Number of shares or dollar amount to be redeemed;
(4) Instructions for transmittal of redemption proceeds to the shareholder; and
(5) Shareholder signature as it appears on the application on file with the Fund.
You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Funds.  See “Signature Guarantees” below.
The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine.  The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns shares of the Funds valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash.  Call or write the Funds for an application form.
Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his account NAV up to at least $1,000 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of the Funds. The securities will be chosen by the Funds, may be either a pro rata payment of each of the securities held by the Funds or a representative sample of securities, and will be valued at the same value assigned to them in computing the Funds’ NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Funds’ NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Funds’ election.
Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to the Funds’ other shareholders. These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for some of the Funds’ portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board has adopted a policy that is intended to discourage frequent trading by shareholders.  The Funds do not accommodate frequent trading.  Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor.  The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading. The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders. In addition to this discretionary policy, the Funds will also limit investments from any shareholder account that, on two or more occasions during a 60-calendar day period, purchases and redeems shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000. In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in the Funds for at least 30 calendar days after the second redemption transaction.
The Funds and Advisor intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Funds. Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Funds.  Consequently, the ability of the Funds to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Funds can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.

In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in the Funds and redeems immediately after recognizing the error). The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.
SHAREHOLDER STATEMENTS AND REPORTS
To keep you informed about your investments, the Funds will send you various account statements and reports, including:
•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Funds, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.
With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-800-773-3863 or visit https://docs.nottinghamco.com/Matisse to sign up for eDelivery.

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds’ Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.
The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Distributions from the Funds’ net investments income (other than qualified dividend income), including distributions out of the Funds’ net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Funds of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Funds that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Funds. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Funds satisfy certain holding period requirements in respect of the stock of such corporations.
Dividends received by the Funds from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.
The Funds will distribute most of their income and realized gains to its shareholders every year. Income dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who: (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Funds are required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS
The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data in the table has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements is included in the Funds’ annual report to shareholders. The annual report is incorporated by reference into the Statement of Additional Information, both of which are available, free of charge, upon request, from the Funds.

Matisse Discounted Closed-End Fund Strategy
Institutional Class Shares
(For a Share Outstanding Throughout Each Year)
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017

Net Asset Value, Beginning of Year	$6.16	$10.09	$11.10	$10.36	$8.88
Income from Investment Operations Net investment income (e) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.16 3.67 3.83	0.28 (3.19) (2.91)	0.20 0.31 0.51	0.13 0.99 1.12	0.29 1.48 1.77
Less Distributions Dividends (from net investment income) Distributions (from capital gains) Return of capital Total Distributions	(0.67) (0.23) - (0.90)	(0.39) (0.63) - (1.02)	(0.38) (1.14) - (1.52)	(0.20) (0.18) - (0.38)	(0.29) - - (0.29)
Net Asset Value, End of Year	$9.09	$6.16	$10.09	$11.10	$10.36
Total Return (a)	64.68%	(32.01)%	6.53%	10.89%	20.27%
Net Assets, End of Year (in thousands)	$324,921	$175,406	$49,234	$94,049	$104,448
Ratios of: Interest Expenses to Average Net Assets Gross expenses to average net assets (b) Net expenses to average net assets (b) Net investment income to average net assets (b)	0.02% 1.23%(c) 1.23%(c) 2.02%	0.13% 1.66% (c) 1.37% (c) |3.04%	0.14% 1.55% (c) 1.38% (c) 2.02%	- 1.33% 1.25% 1.19%	0.00% (d) 1.50% (c) 1.25% (c) 2.98%
Portfolio turnover rate	42.63%	101.38%	55.00%	71.82%	99.61%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States, and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns from shareholder transactions.
(b) Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c) Includes interest expense.
(d) Less than 0.01% per share.
(e) Calculated using the average shares method.

Matisse Discounted Bond CEF Strategy
Institutional Class Shares
(For a Share Outstanding during the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021)
Period Ended March 31, 2021

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations Net investment income (e) Net realized and unrealized gain on investments Total from Investment Operations	0.51 2.56 3.07
Less Distributions Dividends (from net investment income) Total Distributions	(0.64) (0.64)
Net Asset Value, End of Period	$12.43
Total Return	31.34%(c)
Net Assets, End of Period (in thousands)	$24,642
Ratios of: Interest Expenses to Average Net Assets Gross expenses to average net assets (a) Net expenses to average net assets (a) Net investment income to average net assets (a)	0.01%(b) 2.00%(b)(d) 1.00%(b)(d) 4.71%(a)(b)
Portfolio turnover rate	37.27%(c)
(a) Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(b) Annualized.
(c) Not annualized.
(d) Includes interest expense.
(e) Calculated using the average shares method.

ADDITIONAL INFORMATION

Matisse Funds

Additional information about the Funds is available in the Funds’ Statement of Additional Information, which is incorporated by reference into this prospectus.  Additional information about the Funds’ investments is also available in the annual and semi-annual reports to shareholders. The annual report includes a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The Fund’s Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	Matisse Funds c/o Nottingham Shareholder Services Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Reports and other information about the Funds is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number 811-22298